UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2004

Gaming & Entertainment Group, Inc.
(Exact name of Registrant as specified in charter)

Utah
(State or other jurisdiction of incorporation)

000-28399	59-1643698
(Commission File Number)	(IRS Employee Identification No.)

6094 S. Sandhill Rd., Suite 400	84020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(702) 932-2274

NorStar Group, Inc.
(Former name or former address, if changed since last report)

Items 1 and 2. Change in Control of Registrant and Acquisition or Disposition of Assets.

            On January 16, 2004, NorStar Group, Inc., a Utah corporation (“Registrant”), acquired Gaming & Entertainment Group, Inc., a Nevada corporation (“G&EG”) in accordance with the terms of an Agreement and Plan of Reorganization among the Registrant, G&EG and the stockholders of G&EG (the "Acquisition Agreement").  The acquisition was consummated by the issuance of 14,600,000 shares of the Registrant's common stock to the stockholders of G&EG in exchange for all of the issued and outstanding capital stock of G&EG.  Prior to the acquisition, the Registrant effected a reverse split of its outstanding common stock.  Immediately after the acquisition, there were 16,000,000 shares of the Registrant's common stock issued and outstanding.

The Registrant has changed its legal name to Gaming & Entertainment Group, Inc.  Gaming & Entertainment Group, Inc. was formerly known as GET USA, Inc., with the name change occurring in June 2003. Gaming & Entertainment Group, Inc. will be effecting a mandatory stock certificate exchange with respect to all pre-reverse split common stock certificates of NorStar Group, Inc.

            Gaming & Entertainment Group, Inc. is a leading edge supplier of server-based gaming systems and networked interactive electronic bingo games for the Native American gaming market in the U.S. and the Canadian gaming market, as well as a distributor of multi-player station gaming devices in such markets. G&EG designs and develops gaming systems, software, game content and networks to offer a comprehensive gaming system.  In Europe, G&EG supplies its server-based gaming system and game content library to the Amusement With Prize (AWP) gaming market and to independent betting shops.  In addition, G&EG develops and licenses its comprehensive government accredited online gaming system to major land-based casino operators for utilization outside the United States.  Prior to its acquisition by the Registrant, G&EG was a closely held corporation.

            The Registrant was not actively engaged in business prior to the acquisition.  Upon consummation of the acquisition (a) all of the officers of the Registrant resigned and all of the directors of the Registrant, other than Jay Sanet, resigned, and (b) Gregory L. Hrncir was elected as a director and appointed as President of the Registrant, and Tibor N. Vertes was elected as a director and appointed as Chief Executive Officer of the Registrant.

            The following table sets forth certain information as of January 16, 2004 with respect to shares of the Registrant's common stock owned by (a) each director and executive officer of the Registrant and (b) each person known to the Registrant to own beneficially more than 5% of the Registrant's Common Stock (the only class of stock outstanding):

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Tibor N. Vertes(1)	6,658,183	41.61%
Gregory L. Hrncir(2)	1,588,567	9.93%
Kevin J. Burman(3)	523,005	3.27%
Jay Sanet(4)	-0-	0%
Zen Investments Pty Ltd. (5)	1,892,839	11.83%
Gaming & Entertainment Group, Ltd. (6)	1,221,975	7.64%

(1)  Mr. Vertes is Chief Executive Officer and a director of the Registrant.

(2)  Mr. Hrncir is President and a director of the Registrant.

(3)  Mr. Burman is Chief Operating Officer of the Registrant.

(4)  Mr. Sanet is a director of the Registrant.

(5)  Issued upon the formation of Gaming & Entertainment Group, Inc.

(6)  Gaming & Entertainment Group, Ltd. (“G&E Ltd.”) is an Australian corporation, and is publicly traded on the Australian Stock Exchange under the symbol “GAM.” G&E Ltd. was issued shares in 2001 in conjunction with a private placement.

            The basis upon which shares of G&EG common stock were exchanged for the shares of common stock of the Registrant was established through arm's length negotiations between the Registrant and G&EG. There was no relationship between G&EG or its stockholders, on the one hand, and the Registrant, on the other hand, prior to entering into the Acquisition Agreement.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Audited financial statements of Gaming & Entertainment Group, Inc., f/k/a GET USA, INC. as of December 31, 2002 and 2001, and the related statements of operations, balance sheet, stockholders’ equity and cash flows for the years then ended.

(b)        Unaudited pro forma consolidated financial statements of NorStar Group, Inc. and Gaming & Entertainment Group, Inc. for the nine months ended September 30, 2003, and the related statements of operations and balance sheet for such period.

(c)        Exhibits

2.1       Agreement and Plan of Reorganization dated September 18, 2003, among the Registrant, Gaming and Entertainment Group, Inc. and the stockholders of Gaming & Entertainment Group, Inc.

22.1     The Registrant's sole subsidiary is Gaming & Entertainment Technology Pty Ltd., an Australian corporation. Gaming & Entertainment Technology Pty Ltd. is a wholly owned subsidiary of G&EG.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Gaming & Entertainment Group, Inc.  has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 03, 2004	Gaming & Entertainment Group, Inc.
By: /s/ Gregory L. Hrncir
Gregory L. Hrncir, President

GET USA, INC.
December 31, 2002, 2001, and 2000

TABLE OF CONTENTS
Page No.

FINANCIAL STATEMENTS
Consolidated Balance Sheets	1
Consolidated and Combined Statements of Operations	2
Consolidated and Combined Statements of Stockholders' Equity	3
Consolidated and Combined Statements of Cash Flows	4
Notes to Consolidated and Combined Financial Statements	5-10

SUPPLEMENTAL SCHEDULES
Consolidated and Combined
Schedule of General and Administrative Expenses

GET USA, INC. CONSOLIDATED BALANCE SHEETS DECEMBER 31, 2002 AND 2001

ASSETS

	2002	2001
Current Assets
Cash	$ 281,992	$ 2,037
Short-term investment	-	1,575,328
Accounts receivable	281,275	-
Note receivable	374,970	158,000
Employee advances	-	9,988

Total current assets	938,237	1,745,353

Property Plant and Equipment, net	90,313	116,940

Other Assets
Intellectual property	23,585	21,747
Total assets	$1,052,135	$1,884,040

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$ 130,268	$ 61,856
Accrued expenses	82,383	135,367
Related party payable	-	689,470
Accrued income taxes	117,698	78,376
Deposit	20,000	-
Short-term loan from stockholders	-	16,523

Total liabilities	350,349	981,592
Stockholders' Equity
Common stock; authorized 50,000,000 shares; issued and outstanding 2002, 10,827,707 shares 2001, 9,548,053 shares	10,828	9,578
Preferred stock; authorized 10,000,000 shares; issued and outstanding 2002, 0 shares; 2001, 130 shares	-	284
Additional paid-in capital	2,061,009	1,668,656
Accumulated other comprehensive income	115,311	39,091
Accumulated deficit	(1,485,362)	(815,161)

Total stockholders' equity	701,786	902,448
Total liabilities and stockholders' equity	$1,052,135	$1,884,040

See accompanying notes.

1

GET USA, INC. CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

	Consolidated 2002	Consolidated 2001	Combined 2000

Revenues
Site development and license fees	$1,820,265	$1,474,068	$1,288,346
Sales, less returns and allowances	-	71,558	346,300
	1,820,265	1,545,626	1,634,646
Costs of sales
Purchases	-	61,866	285,587
Wages and benefits	982,646	1,043,845	705,345
	982,646	1,105,711	990,932
Gross Profit	837,619	439,915	643,714
General and administrative expenses	1,619,634	1,156,706	976,565
Operating (loss)	(782,015)	(716,791)	(332,851)

Other income (expense)
Gain (loss) on foreign currency exchange	48,685	(60,316)	(408)
Interest income/dividends	35,646	90,119	27,822
Loss on disposal of assets	-	(34,164)	-
Miscellaneous income (expense)	3,394	(2,060)	44,615

Total other income (expense), net	87,725	(6,421)	72,029

(Loss) before provision for income taxes	(694,290)	(723,212)	(260,822)
Provision for income taxes	24,224	79,938	3,836
Net (loss)	(718,514)	(803,150)	(264,658)

Other comprehensive income (loss)
Foreign currency translation adjustment	77,072	40,049	(21,195)
Total comprehensive net (loss)	$ (641,442)	$ (763,101)	$ (285,853)

Weighted average number of shares outstanding	9,748,295	56,344	2,345

(Loss) per share	$ (0.07)	$ (13.54)	$ (121.90)

See accompanying notes.

2

GET USA, INC. CONSOLIDATED AND COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000
	Common Stock		Preferred Stock		Additional Paid-in Capital	Other Comprehensive Income (Loss)	Retained Earnings (Accumulated Deficit)
	Shares	Amount	Shares	Amount				Total
Balance at December 31, 1999, Combined	1,230	$ 2,983	-	$ -	$ -	$ -	$ (1,065)	$1,918
GET Holdings
Sale/issue of common stock; par value $2.31	1,230	2,838	-	-	-	-	-	2,838
Other comprehensive (loss)	-	-	-	-	-	(2,616)	-	(2,616)
Net income	-	-	-	-	-	-	11,749	11,749
GET AU
Sale/issue of common stock; par value $.56	1,000	560	-	-	-	-	-	560
Contributed assets	-	-	-	-	44,792	-	-	44,792
Other comprehensive (loss)	-	-	-	-	-	(18,579)	-	(18,579)
Net (loss)	-	-	-	-	-	-	(276,407)	(276,407)
Balance at December 31, 2000, Combined	3,460	6,381	-